Taxes (Details 2) - USD ($)	Jun. 30, 2015	Jun. 30, 2014
Non-current
Startup cost	$ 218,861	$ 90,297
Plant and equipment	351,583	141,643
Intangible assets	(50,297)	(43,559)
Net operating loss carryforward in China	48,519	48,163
Total non-current deferred tax assets	568,666	236,544
Valuation allowance	(48,519)	(48,163)
Total non-current deferred tax assets, net	520,147	188,381
Total deferred tax assets	$ 520,147	$ 188,381